SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

January 29, 2004

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

35 West Watkins Mill Road, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (301) 417-0770

Item 9. Regulation FD Disclosure.

        On January 29, 2004, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results for the three-month and twelve-month periods ended December 31, 2003, and will conduct a previously announced publicly available conference call to discuss those results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        This information is being furnished pursuant to Items 9 and 12 of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIMMUNE, INC.

BY: /s/ Lota S. Zoth —————————————— Lota S. Zoth Vice President, Controller and Acting Chief Financial Officer

Dated: January 29, 2004

EXHIBIT INDEX

Exhibit             Description

99.1                  Press release, dated January 29, 2004, "MedImmune Reports Record Revenues and Earnings for 2003"